Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Apex Technology Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Jeff Epstein, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 19, 2021	By:	/s/ Jeff Epstein
Jeff Epstein
Co-Chief Executive Officer, Chief Financial Officer and Secretary
(Principal Executive Officer and Principal Financial and Accounting Officer)